Exhibit (11)







                CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS



We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference, in Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 33-91498) and related Prospectus of the CRM Funds, of those references and of our report dated November 7, 1997 of CRM Small Cap Value portfolio of the CRM Funds.


                                          /s/ Ernst & Young LLP

                                              Ernst & Young LLP
















White Plains, New York
August 18, 1998




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